Securities, 424I - Securities, 424I: 1	Mar. 20, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares
Aggregate Sales Price	$ 776,285,157
Aggregate Redeemed or Repurchased, FY	480,458,287
Aggregate Redeemed or Repurchased, Prior FY	(0)
Redemption Credits	(0)
Net Sales	$ 295,826,870
Fee Rate	0.01381%
Amount of Registration Fee	$ 40,853.69